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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):	July 22, 2004

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	1-5620	23-1609753

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA	19087-1945

(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code: (610) 293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.         Other Events.

     On July 22, 2004, Safeguard Scientifics, Inc. issued a press release announcing that on July 22, 2004 at noon Eastern Time, the shelf registration statement on Form S-3 (File No. 333-114794), which was initially filed with the Securities and Exchange Commission on April 23, 2004, and was amended by a filing on Form S-3/A on July 16, 2004, was declared effective by the Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.         Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1	Press Release of Safeguard Scientifics, Inc. dated July 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: July 22, 2004	By:	CHRISTOPHER J. DAVIS
Christopher J. Davis
Executive Vice President and Chief Administrative & Financial Officer

Exhibit Index

99.1	Press Release of Safeguard Scientifics, Inc. dated July 22, 2004.